Note P - Income Taxes	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

NOTE P—INCOME TAXES

There was no provision for federal or state taxes as at December 31, 2012. The provision for income taxes as at December 31, 2011 was comprised of federal alternative minimum tax of $16,500 and minimum state taxes of $10,000.

The Company has deferred taxes due to income tax credits, net operating loss carryforwards, and the effect of temporary differences between the carrying values of certain assets and liabilities for financial reporting and income tax purposes. Significant components of deferred taxes are as follows at December 31:

	2012	2011

Current asset:
Accrued compensation	$128,000	$119,000
Accounts receivable allowance	8,000	156,000
Non-current asset (liability):
Stock-based compensation	336,000	—
Basis differences in fixed assets	(10,000)	(21,000)
Basis differences in intangible assets	(77,000)	31,000
Net operating loss carryforwards	16,143,000	15,912,000
Valuation allowances	(16,528,000)	(16,197,000)

	$—	$—

The Company has a valuation allowance against the full amount of its net deferred taxes due to the uncertainty of realization of the deferred tax assets due to operating loss history of the Company. The Company currently provides a valuation allowance against deferred taxes when it is more likely than not that some portion, or all of its deferred tax assets will not be realized. The valuation allowance could be reduced or eliminated based on future earnings and future estimates of taxable income. Similarly, income tax benefits related to stock options exercised have not been recognized in the financial statements.

As of December 31, 2012, the Company has federal net operating loss carryforwards of approximately $44,800,000 subject to expiration between 2018 and 2032.  These net operating loss carryforwards are subject to the limitations under Section 382 of the Internal Revenue Code due to changes in the equity ownership of the Company.

A reconciliation of the effective income tax rate on operations reflected in the Statements of Operations to the US Federal statutory income tax rate is presented below.

	2012	2011

US Federal statutory income tax rate	34%	34%
Permanent differences	831	(4)
Alternative minimum tax	—	1
Effect of net operating loss	(865)	(30)

Effective tax rate	—%	1%

The Company has not been audited by the Internal Revenue Service (“IRS”) or any states in connection with income taxes. The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. The periods from 2009 through 2012 remain open to examination by the IRS and state jurisdictions. The Company believes it is not subject to any tax audit risk beyond those periods. The Company’s policy is to recognize interest and penalties accrued on any unrecognized tax benefits as a component of income tax expense. The Company does not have any accrued interest or penalties associated with any unrecognized tax benefits, nor was any significant interest expense recognized during the years ended December 31, 2012 and 2011.